UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  April 13, 2020

COMSTOCK RESOURCES, INC.

(Exact Name of Registrant as Specified in Charter)

STATE OF NEVADA	001-03262	94-1667468
(State or other jurisdiction incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5300 Town and Country Boulevard

Suite 500

Frisco, Texas 75034

(Address of principal executive offices)

(972) 668-8800

(Registrant's Telephone No.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.50 (per share)	CRK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

Comstock Resources, Inc. (the "Company") is filing this Form 8-K for the purpose of updating Item 9.01(a) Financial Statements of Businesses Acquired and Item 9.01 (b) Pro Forma Financial Information related to its acquisition of Covey Park Energy, LLC on July 16, 2019.

Item 9.01	Financial Statements and Exhibits

(a)	Financials Statements of Businesses Acquired.

The unaudited financial statements required by this item of Covey Park Energy, LLC for the six-month period ended June 30, 2019 are filed as Exhibit 99.1 to this Form 8-K.

(b) Pro Forma Financial Information.

The pro forma financial information required by this item is filed as Exhibit 99.2 to this Form 8-K.

(d) Exhibits.

Exhibit 99.1	Unaudited Consolidated Financial Statements of Covey Park Energy, LLC for six months ended June 30, 2019.

Exhibit 99.2	Pro Forma Consolidated Statement of Operations for the Year ended December 31, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

COMSTOCK RESOURCES, INC.

Dated: April 13, 2020	By:	/s/ ROLAND O. BURNS
Roland O. Burns
President and Chief Financial Officer